EXHIBIT 99.c1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated October 8, 1998 in this Post-Effective Amendment No. 1 to Registration Statement (Form S-6 No. 333-31085) and related Prospectus of Delaware Investments Tax-Exempt Trust, Series 11 dated November 19, 1998.



                                                Ernst & Young LLP

Philadelphia, Pennsylvania
November 18, 1998